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                                                                    Exhibit 10.1
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[BANK OF AMERICA LOGO]                                   AMENDMENTS TO DOCUMENTS

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                   AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 2 (the "Amendment") dated as of JANUARY 6, 1999 is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and EDELBROCK CORPORATION (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of January 23, 1997, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.


                                   AGREEMENT

     1.   DEFINITIONS.   Capitalized terms used but not defined in this
Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.    The Agreement is hereby amended as follows:

          2.1 In Paragraph 1.2 of the Agreement, the date "FEBRUARY 1, 2000" is substituted for the date "FEBRUARY 1, 1999."

          2.2 Subparagraph (a) of Paragraph 4.6 of the Agreement is amended in its entirety as follows:

               "(a) sufficiently complete to give the Bank accurate knowledge of the Borrower's (and any guarantor's) financial condition, including all material contingent liabilities."

          2.3  A new paragraph 4.13 is added to the Agreement as follows:

               "4.13   YEAR 2000 COMPLIANCE. The Borrower has conducted a
               comprehensive review and assessment of the Borrower's systems and equipment applications and made inquiry of the Borrower's key suppliers, vendors and customers with respect to the 'year 2000 problem' (that is, the inability of computers, as well as embedded microchips in non-computing devices, to properly perform date-sensitive functions with respect to certain dates prior to and after December 31, 1999). Based on that review and inquiry, the Borrower does not believe the year 2000 problem, including costs of remediation, will result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit. The Borrower has developed adequate contingency plans to ensure uninterrupted and unimpaired business operation in the event of a failure of its own or a third party's systems or equipment due to the year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure."

          2.4 In Paragraph 5.4 of the Agreement, the amount "FIFTY THREE MILLION DOLLARS ($53,000,000)" is substituted for the amount "FORTY-EIGHT MILLION DOLLARS ($48,000,000)."

          2.5 Paragraph 6.8 of the Agreement is amended in its entirety as follows:

               "6.8   MATERIAL ADVERSE CHANGE. A material adverse change
               occurs, or is reasonably likely to occur, in the Borrowers (or any guarantor's) business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit."


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AmendL (10/92)                        -1-                           022373-10078
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      3.    EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

            This Amendment is executed as of the date stated at the beginning of this Amendment.


BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION                EDELBROCK CORPORATION


/s/ ROBERT D. LOVIE                                   /s/ JEFFREY L. THOMPSON
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By: Robert D. Lovie, Vice President                   By: Jeffrey L. Thompson,
                                                          Executive Vice
                                                          President